           AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 30, 1999
                                                   REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 -------------

                            SIBIA NEUROSCIENCES, INC.
             (Exact name of Registrant as specified in its charter)
                                 -------------

              Delaware                                        95-3616229
    (State or other jurisdiction                           (I.R.S. Employer
 of incorporation or organization)                      Identification Number)

                      505 Coast Boulevard South, Suite 300
                           La Jolla, California 92037
                                 (619) 452-5892
               (Address, including zip code, and telephone number,
                 including area code, of Registrant's principal
                               executive offices)


                           1996 EQUITY INCENTIVE PLAN
                            (Full title of the plan)

                                 -------------

                                William T. Comer
                      President and Chief Executive Officer
                            SIBIA Neurosciences, Inc.
                      505 Coast Boulevard South, Suite 300
                           La Jolla, California 92037
                                 (619) 452-5892
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 -------------

                                   Copies to:

                             Frederick T. Muto, Esq.
                              Thomas A. Coll, Esq.
                               COOLEY GODWARD LLP
                        4365 Executive Drive, Suite 1100
                               San Diego, CA 92121
                                 (619) 550-6000

                                 -------------

                               CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
                                                           PROPOSED            PROPOSED
                                                           MAXIMUM              MAXIMUM
             TITLE OF SECURITIES           AMOUNT TO    OFFERING PRICE        AGGREGATE                AMOUNT OF
               TO BE REGISTERED          BE REGISTERED   PER SHARE(1)     OFFERING PRICE(1)        REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
  Stock Options and
  Common Stock, $.001 par value            1,000,000       $5.0625            $5,062,500               $1,407.38
====================================================================================================================


        (1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457 (c) and (h) of the Securities Act of 1933, as amended. The price per share and aggregate offering price are calculated based upon the average of the high and low prices of the Company's Common Stock on July 26, 1999 as reported on the Nasdaq National Market.

       INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION STATEMENT ON
                             FORM S-8 NO. 333-03519

        The contents of Registration Statement on Form S-8 No. 333-03519 filed with the Securities and Exchange Commission on May 9, 1996 is incorporated by reference herein.

                                    EXHIBITS

EXHIBIT NO.     DESCRIPTION
-----------     -----------

4.1             Amended and Restated Certificate of Incorporation of the
                Registrant. (1)

4.2             Amended and Restated Bylaws of the Registrant. (1)

4.3 Registrant's Certificate of Designation of Series A Junior Participating Preferred Stock.

4.4 Registrant's Certificate of Designation of Series B Convertible Non-Voting Preferred Stock.

5.1             Opinion of Cooley Godward LLP.

23.1            Consent of PricewaterhouseCoopers LLP.

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement.

24.1            Power of Attorney is contained on the signature pages.

99.1            1996 Equity Incentive Plan, as amended.

--------------------

(1) Filed as an exhibit to Registrant's quarterly report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference.


                                       1.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of La Jolla, State of California, on July 29, 1999.

                                     SIBIA NEUROSCIENCES, INC.

                                     By: /s/ William T. Comer, Ph.D.
                                         ---------------------------------------
                                         William T. Comer, Ph.D.
                                         President and Chief Executive Officer

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William T. Comer and Thomas A. Reed and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


/s/ William T. Comer, Ph.D.             President, Chief Executive Officer              July 29, 1999
----------------------------------      and Director
William T. Comer, Ph.D.                 (Principal Executive Officer)


/s/ Thomas Reed                         Vice President, Finance/Administration          July 29, 1999
----------------------------------      and Chief Financial Officer
Thomas Reed                             (Principal Financial and Accounting Officer)


/s/ William R. Miller                   Chairman of the Board                           July 29, 1999
----------------------------------
William R. Miller


/s/ Stanley T. Crooke, M.D., Ph.D.      Director                                        July 29, 1999
----------------------------------
Stanley T. Crooke, M.D., Ph.D.


                                        Director                                        ________, 1999
----------------------------------
Gunnar Ekdahl


/s/ Jeffrey F. McKelvy, Ph.D.           Director                                        July 29, 1999
----------------------------------
Jeffrey F. McKelvy, Ph.D.


/s/ James D. Watson, Ph.D.              Director                                        July 29, 1999
----------------------------------
James D. Watson, Ph.D.


                                       2.

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     -----------

4.1             Amended and Restated Certificate of Incorporation of the
                Registrant. (1)

4.2             Amended and Restated Bylaws of the Registrant. (1)

4.3 Registrant's Certificate of Designation of Series A Junior Participating Preferred Stock.

4.4 Registrant's Certificate of Designation of Series B Convertible Non-Voting Preferred Stock

5.1             Opinion of Cooley Godward LLP.

23.1            Consent of PricewaterhouseCoopers LLP.

23.2 Consent of Cooley Godward LLP is contained on Exhibit 5 to this Registration Statement.

24.1            Power of Attorney is contained on the signature pages.

99.1            Registrant's 1996 Equity Incentive Plan, as amended.

--------------------

(1) Filed as an exhibit to Registrant's quarterly report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference.